UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2006

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

                4(c))

Item 2.02.	Results of Operations and Financial Condition

On February 15, 2006, Tyson Foods, Inc. (the “Company”) issued a press release announcing plans to improve the Company’s beef production efficiency by permanently closing its beef processing plant in Norfolk, Nebraska, and beef slaughtering plant in West Point, Nebraska. The press release includes estimated charges expected to be incurred in the second quarter of fiscal 2006, as well as revised earnings guidance for fiscal 2006. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Date: February 15, 2006	By:	/s/ Craig J. Hart
	Name:	Craig J. Hart
	Title:	Senior Vice President, Controller and
Chief Accounting Officer

Tyson Foods, Inc.

Current Report On Form 8-K

Dated February 15, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 15, 2006, regarding the impact of beef plant consolidations